UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): November 6, 2006
MTI Technology Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23418 (Commission File Number)	95-3601802 (I.R.S. Employer Identification No.)
17595 Cartwright Road
Irvine, California 92614
(Address of Principal Executive Offices) (Zip Code)
(949) 251-1101
(Registrant’s Telephone Number,
Including Area Code)
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 6, 2006, Todd Williams, our Vice President, Corporate Controller and Principal Accounting Officer, notified us that he intended to resign, effective November 22, 2006, to pursue other opportunities. Upon the effectiveness of Mr. Williams’ resignation, Scott J. Poteracki, our Chief Financial Officer, will also serve as our Principal Accounting Officer. Mr. Poteracki’s biographical information as set forth under the heading “Executive Officers” in our definitive proxy statement for our 2006 Annual Meeting of Stockholders (the “2006 Proxy Statement”) filed with the Securities and Exchange Commission on October 4, 2006 is incorporated herein by reference. The description of our existing employment-related arrangements with Mr. Poteracki and our other executive officers under the heading “Employment and Severance Arrangements” in the 2006 Proxy Statement is also incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTI TECHNOLOGY CORPORATION
Date: November 17, 2006	By:	/s/ SCOTT J. POTERACKI
Scott J. Poteracki
Executive Vice President, Chief Financial Officer and Secretary